UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2023

Pono Capital Two, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-41462	88-1192288
(Commission File Number)	(IRS Employer Identification No.)

643 Ilalo St. #102

Honolulu, Hawaii 96813

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (808) 892-6611

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	PTWOU	The Nasdaq Stock Market LLC
Class A Common Stock, $0.0001 par value per share	PTWO	The Nasdaq Stock Market LLC
Redeemable Warrants, each warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	PTWOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Merger Agreement

This section describes the material provisions of the Merger Agreement (as defined below) but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1. Unless otherwise defined herein, the capitalized terms used below are defined in the Merger Agreement.

The Business Combination

As previously disclosed, on January 31, 2023, Pono Capital Two, Inc., a Delaware corporation (“Pono”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Pono, Pono Two Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Pono (“Merger Sub”), SBC Medical Group Holdings Incorporated, a Delaware corporation (“SBC”), Mehana Capital, LLC, in its capacity as Purchaser Representative, and Dr. Yoshiyuki Aikawa, in his capacity as Seller Representative.

Pursuant to the Merger Agreement, at the closing of the transactions contemplated by the Merger Agreement (the “Closing”), Merger Sub will merge with and into SBC, with SBC continuing as the surviving corporation (the “Surviving Corporation”). The transactions contemplated by the Merger Agreement are referred to herein as the “Business Combination.”

As a condition to closing of the Business Combination, as soon as reasonably practical following execution of the Merger Agreement, SBC will complete certain restructuring transactions pursuant to which SBC or a subsidiary will acquire the economic or other interests of SBC Medical Group Co., Ltd., a Japanese corporation (“SBC-Japan”) and certain affiliated service companies (“Service Companies”), medical corporations (“Medical Corporations”) and other entities (the Service Companies and the other entities together, the “Target Companies”, and the restructuring transactions, the “Restructuring”), which collectively carry on the business of SBC-Japan and such other related entities. While the interests of the Medical Corporations are expected to be owned by SBC-Japan or another Target Company following the Restructuring, none of SBC or any of the other Target Companies will have any control of the Medical Corporations following the Restructuring, as required by Japanese law.

Merger Consideration

As consideration for the Business Combination, the holders of SBC securities collectively shall be entitled to receive from Pono, in the aggregate, a number of Pono securities with an aggregate value equal to (the “Merger Consideration”) (a) $1,200,000,000, minus (b) the amount, if any, by which $3,000,000 exceeds SBC’s Net Working Capital, plus (c) the amount, if any, by which SBC’s Net Working Capital exceeds $3,000,000, minus (d) the aggregate amount of any outstanding indebtedness (minus cash held by SBC) of SBC at Closing (the “Closing Net Indebtedness”), minus (e) specified transaction expenses of SBC associated with the Business Combination. The SBC stockholder will receive, for each share of SBC common stock held on a fully diluted basis, a number of shares of Pono Class A common stock equal to (i) the Per Share Consideration, divided by (ii) the price at which each share of Pono Class A common stock may be redeemed by public stockholders in connection with the stockholder vote to approve Pono’s initial business combination (the “Redemption Price”). Certain options and warrants to be issued by SBC prior to the closing of the Business Combination will also be rolled over for the applicable number of options and warrants in Pono, with the exercise price of each remaining at the expected price of $0.0001.

The Merger Consideration otherwise payable to SBC stockholders at the Closing is subject to a number of shares of Pono Class A common stock equal to three percent (3.0%) of the Merger Consideration being placed in escrow with an escrow agent to be agreed by the parties, for post-closing adjustments (if any) to the Merger Consideration.

The Merger Consideration is subject to adjustment after the Closing based on confirmed amounts of the Closing Net Indebtedness, Net Working Capital and transaction expenses as of the Closing Date. If the adjustment is a negative adjustment in favor of Pono, the escrow agent shall distribute to Pono a number of shares of Pono Class A common stock with a value equal to the absolute value of the adjustment amount. If the adjustment is a positive adjustment in favor of SBC, Pono will issue to the SBC stockholders an additional number of shares of Pono Class A common stock with a value equal to the adjustment amount.

Sponsor Shares

In connection with and contingent upon the Closing, Pono’s sponsor, Mehana Capital LLC (the “Sponsor”) will be granted 1,200,000 shares of registered Pono Class A common stock on or prior to the earlier of (i) the six month anniversary of the Closing and (ii) the expiration of the lock-up of Pono’s founder shares, or (iii) such later date as determined by the Sponsor in its sole discretion in accordance with the Merger Agreement (the “Sponsor Shares”).

Representations and Warranties

The Merger Agreement contains customary representations and warranties by each of Pono and SBC. Certain of the representations are subject to specified exceptions and qualifications contained in the Merger Agreement or in information provided pursuant to certain disclosure schedules to the Merger Agreement.

Covenants of the Parties

Under the Merger Agreement, each party agrees to use its commercially reasonable efforts to effect the Closing. The Merger Agreement also contains certain customary covenants by the parties during the period between the signing of the Merger Agreement and the earlier of the Closing or the termination of the Merger Agreement in accordance with its terms, including covenants regarding the conduct of their respective businesses, efforts, access, confidentiality and public announcements, the Pono proxy statement for the transaction (which includes the adoption of a new equity incentive plan for Pono with a number of awards thereunder equal to 15% of the issued and outstanding shares of Pono immediately after the Closing), notice of breaches, no insider trading, indemnification of directors and officers, and other customary covenants. The parties also have agreed to the following covenants:

●	Each party is subject to a “no-shop” obligation between signing of the Merger Agreement and Closing or earlier termination of the Merger Agreement, and will not be allowed to solicit or discuss competing transactions with other potential parties during such time period.

●	The Pono board of directors as of the Closing will consist of at least five directors, including: (i) three persons designated prior to the Closing by SBC, two of whom must qualify as independent directors; (ii) one person designated prior to the Closing by Pono; and (iii) one person mutually agreed upon and designated prior to the Closing by Pono and SBC, who must qualify as an independent director.

●	Prior to the closing of the Business Combination, SBC will deliver audited financial statements prepared in accordance with GAAP and audited in accordance with PCAOB auditing standards for the fiscal years ended December 31, 2022 and December 31, 2021 to Pono by June 30, 2023 (the “PCAOB Audited Financials”).

●	On the date that is the earlier of (a) the six (6) month anniversary of the Closing and (b) the expiration of the lock-up of Pono’s founder shares, the Surviving Corporation will issue to the Sponsor, the Sponsor Shares for no additional consideration.

●	SBC will complete the Restructuring promptly following execution of the Merger Agreement.

●

SBC will deliver disclosure schedules and due diligence materials in a form and substance acceptable to Pono and the parties will reasonably negotiate on any additional or amended provisions required to the Merger Agreement or the schedules to the Merger Agreement, in each case by April 28, 2023. If SBC fails to so deliver the due diligence materials or disclosure schedules by such date, Pono has the right to terminate the Merger Agreement and if the parties are unable to so agree on such additional or amended provisions, either Pono or SBC has a right to terminate the Merger Agreement.

Indemnification

The representations and warranties of SBC and Pono contained in the Merger Agreement will not survive the Closing, and from and after the Closing, SBC and Pono will not have any further obligations, nor shall any claim be asserted or action be brought against SBC and Pono or their respective representatives with respect thereto. The covenants and agreements made by SBC and Pono in the Merger Agreement, including any rights arising out of any breach of such covenants or agreements, shall not survive the Closing, except for those covenants and agreements contained therein that by their terms apply or are to be performed in whole or in part after the Closing (which such covenants shall survive the Closing and continue until fully performed in accordance with their terms).

Conditions to Consummation of the Business Combination

The consummation of the Business Combination is subject to customary Closing conditions unless waived, including:

●	the approval of the Business Combination by the stockholders of each of SBC and Pono;

●	approvals of any required governmental authorities and the expiration or termination of any anti-trust waiting periods and no governmental authority having imposed any terms or conditions on the Restructuring which would reasonably be expected to materially impact the operations of SBC following the completion of the Restructuring;

●	receipt of specified third-party consents;

●	no law or order preventing the transactions;

●	the members of the post-Closing Pono board having been elected or appointed as of the Closing;

●	the SEC having completed their review of the proxy statement in connection with the Business Combination;

●	the shares of Pono Class A common stock issued as Merger Consideration shall having been approved for listing on Nasdaq, subject to official notice of issuance; and

●	the Restructuring having been completed and Pono has received evidence of such completion in a form and substance reasonably satisfactory to Pono.

In addition, unless waived by SBC, the obligations of SBC to consummate the Business Combination are subject to the satisfaction of the following Closing conditions, in addition to customary certificates and other closing deliveries: (a) the representations and warranties of Pono being true and correct as of the date of the Merger Agreement and as of the Closing (except for (i) those representations and warranties that address matters only as of a particular date (which representations and warranties are required to be accurate as of such date), and (ii) any failures to be true and correct that (without giving effect to any qualifications or limitations as to materiality or Material Adverse Effect (as defined in the Merger Agreement), individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect (as defined in the Merger Agreement) on, or with respect to, Pono; (b) Pono having performed in all material respects with its obligations and complied in all material respects with its covenants and agreements under the Merger Agreement required to be performed or complied with on or prior the date of the Closing; (c) the absence of any Material Adverse Effect with respect to Pono since the date of the Merger Agreement which is continuing and uncured; and (d) the Escrow Agreement and the Registration Rights Agreement being executed and delivered.

Unless waived by Pono, the obligations of Pono and Merger Sub to consummate the Business Combination are subject to the satisfaction of the following Closing conditions, in addition to customary certificates and other closing deliveries: (a) the representations and warranties of SBC and Seller Representative being true and correct as of the date of the Merger Agreement and as of the Closing (except for (i) those representations and warranties that address matters only as of a particular date (which representations and warranties are required to be accurate as of such date), and (ii) any failures to be true and correct that (without giving effect to any qualifications or limitations as to materiality or Material Adverse Effect), individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect on, or with respect to, the SBC, the Target Companies and the Medical Corporations, taken as a whole; (b) SBC having performed in all material respects all of its obligations and having complied in all material respects with its covenants and agreements under the Merger Agreement required to be performed or complied with on or prior the date of the Closing; (c) absence of any Material Adverse Effect with respect to SBC, the Target Companies and the Medical Corporations as a whole since the date of the Merger Agreement which is continuing and uncured; and (d) each Lock-Up Agreement, the Non-Competition Agreement, the Escrow Agreement, the Registration Rights Agreement, and employment agreements with specified employees being executed and delivered.

Termination

The Merger Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including:

●	by mutual agreement;

●	for the other party’s uncured breach;

●	if there is a government order preventing the Closing;

●	by either party if the Closing does not occur by September 30, 2023, subject to extension by Pono in connection with an extension of the time period for it to close a business combination transaction;

●	by Pono if there has been an event after the signing of the Merger Agreement that has had a Material Adverse Effect on SBC, the Target Companies or the Medical Corporations that is continuing and uncured;

●	by SBC if there has been an event after the signing of the Merger Agreement that has had a Material Adverse Effect on Pono that is continuing and uncured;

●	by Pono or SBC if the Pono stockholders vote and do not approve the Business Combination;

●	By Pono if, after SBC delivers the PCAOB Audited Financials, Pono reasonably determines that the PCAOB Audited Financials differ in any material respect from SBC’ unaudited annual financial statements, or if the PCAOB Audited Financials are not delivered to Purchaser on or before May 31, 2023;

●	By Pono if, SBC fails to deliver disclosure schedules by April 28, 2023 and due diligence materials in a form and substance acceptable to Pono or if Pono does not receive sufficient due diligence materials or is otherwise materially unsatisfied with the results of its due diligence investigation and examination of SBC, its subsidiaries or the Medical Corporations; and

●	By SBC if, SBC and Pono are unable to agree on the form and substance of the disclosure schedules, or any amendments to the Merger Agreement resulting from the final form of the disclosure schedules or the review of the Merger Agreement by the advisors of each party.

Trust Account Waiver

SBC agreed that it and its affiliates will not have any right, title, interest or claim of any kind in or to any monies in Pono’s trust account held for its public shareholders, and agrees not to, and waives any right to, make any claim against the trust account (including any distributions therefrom).

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached to this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference.

The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (i) have certain limited exceptions, will not survive consummation of the Business Combination indefinitely unless otherwise stated in the Merger Agreement, and (ii) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding Pono, its respective affiliates or their respective businesses. The Merger Agreement should not be read alone but should instead be read in conjunction with the other information regarding Pono or SBC, their respective affiliates and their respective businesses included in the filings they make with the Securities and Exchange Commission.

Related Agreements

This section describes the material provisions of certain additional agreements entered into or to be entered into pursuant to the Merger Agreement but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of each of the related agreements, copies of each of which are attached hereto as exhibits. Stockholders and other interested parties are urged to read the related agreements in their entirety.

Lock-Up Agreement

In connection with execution of the Merger Agreement, certain significant stockholders of SBC entered into, or are expected to enter into prior to the closing of the Business Combination, lock-up agreements (the “Lock-up Agreements”) providing for a lock-up period commencing on the Closing Date and ending on the earlier of (x) six months from the Closing, (y) the date Pono consummates a liquidation, merger, share exchange or other similar transaction with an unaffiliated third party that results in all of Pono’s stockholders having the right to exchange their shares of Pono Class A common stock for cash, securities or other property and (z) the date on which the closing sale price of Pono Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations and the like) for any twenty (20) trading days within any thirty (30) trading day period commencing at least one hundred and fifty (150) days after the Closing; provided that ⅓ of such restricted shares shall be released from such restrictions if the closing stock price of Pono Class A common stock reaches each of $13.00, $15.00, and $17.00.

The foregoing description of the Lock-up Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the Lock-up Agreements, the form of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Non-Competition and Non-Solicitation Agreement

In connection with execution of the Merger Agreement, certain significant stockholders and officers of SBC entered into, or are expected to enter into prior to the closing of the Business Combination, non-competition and non-solicitation agreements (the “Non-Competition Agreements”), pursuant to which they agreed not to engage in businesses in broadly the same industry as SBC and its affiliates during the two-year period following the Closing and, during such two-year restricted period, not to solicit employees or customers or clients of Pono, SBC or their respective affiliates. The agreements also contain customary non-disparagement and confidentiality provisions.

The foregoing description of the Non-Competition Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of Non-Competition Agreement, which is filed as Exhibit 10.2 hereto and incorporated by reference herein.

Registration Rights Agreement

At the Closing, certain significant stockholders of SBC and the post-business combination company will enter into a registration rights agreement with Pono providing for the right to three (3) demand registrations and piggy-back registrations with respect to the Merger Consideration shares.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of agreement, which is attached as Exhibit 10.3 hereto and is incorporated herein by reference.

Purchaser Support Agreement

Simultaneously with the execution of the Merger Agreement, the Purchaser Representative entered into a support agreement (the “Purchaser Support Agreement”) in favor of Pono and SBC and their present and future successors and subsidiaries.

In the Purchaser Support Agreement, the Purchaser Representative agreed to vote all equity interests in Pono in favor of the Merger Agreement and related transactions and to take certain other actions in support of the Merger Agreement and related transactions. The Purchaser Support Agreement also prevents the Purchaser Representative from transferring its voting rights with respect to equity interests in Pono or otherwise transferring equity interests in Pono prior to the meeting of Pono’s stockholders to approve the Merger Agreement and related transactions, except for certain permitted transfers or otherwise provided in the Merger Agreement.

The foregoing description of the Purchaser Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Purchaser Support Agreement, the form of which is filed as Exhibit 10.4 hereto and incorporated by reference herein.

Voting Agreement

Simultaneously with the execution of the Merger Agreement, Dr. Yoshiyuki Aikawa, the Chief Executive Officer of SBC, entered into a voting agreement (the “Voting Agreement”) in favor of Pono and SBC and their present and future successors and subsidiaries.

In the Voting Agreement, Dr. Aikawa agreed to vote all of his SBC stock interests in favor of the Merger Agreement and related transactions and to take certain other actions in support of the Merger Agreement and related transactions. The Voting Agreement also prevents Dr. Aikawa from transferring his voting rights with respect to his SBC stock or otherwise transferring his SBC stock prior to the SBC approval of the Merger Agreement and related transactions, except for certain permitted transfers.

The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Voting Agreement, a copy of which, or the form of which, is filed as Exhibit 10.5 hereto and incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On February 2, 2023, Pono issued a press release in connection with the execution of the Merger Agreement. The press release is attached hereto as Exhibit 99.1.

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

Forward Looking Statements

Certain statements herein are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 with respect to the proposed business combination. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “aim,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Many factors could cause actual future events to differ materially from the forward-looking statements contained herein, including but not limited to: (i) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Pono’s securities; (ii) the failure to satisfy the conditions to the consummation of the Business Combination, including the approval of the Merger Agreement by the stockholders of Pono; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (iv) the outcome of any legal proceedings that may be instituted against any of the parties to the Merger Agreement following the announcement of the entry into the Merger Agreement and proposed business combination; (v) redemptions exceeding anticipated levels or the failure to meet The Nasdaq Capital Market’s initial listing standards in connection with the consummation of the proposed business combination; (vi) the effect of the announcement or pendency of the proposed business combination on SBC’ business relationships, operating results and business generally; (vii) risks that the proposed business combination disrupts the current plans of SBC; (viii) the risk that Pono and SBC will need to raise additional capital to execute its business plans, which may not be available on acceptable terms or at all; (ix) the ability of the parties to recognize the benefits of the Merger Agreement and the Business Combination; (x) the lack of useful financial information for an accurate estimate of future capital expenditures and future revenue; (xi) statements regarding SBC’ industry and market size; (xii) financial condition and performance of SBC and Pono, including the anticipated benefits, the implied enterprise value, the expected financial impacts of the Business Combination, potential level of redemptions of Pono’s public stockholders, the financial condition, liquidity, results of operations, the products, the expected future performance and market opportunities of SBC; and (xiii) those factors discussed in Pono’s filings with the SEC and that that will be contained in the proxy statement relating to the Business Combination. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the proxy statement and other documents to be filed by Pono from time to time with the Securities and Exchange Commission (“SEC”). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while SBC and Pono may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, subject to applicable law. None of SBC or Pono gives any assurance that SBC and Pono will achieve their respective expectations.

Additional Information and Where to Find It

Pono intends to file with the SEC a proxy statement containing information about the proposed transaction and the respective businesses of SBC and Pono. Pono will mail a definitive proxy statement and other relevant documents after the SEC completes its review. Pono stockholders are urged to read the preliminary prospectus and proxy statement and any amendments thereto and the final prospectus and definitive proxy statement in connection with the solicitation of proxies for the special meeting to be held to approve the proposed transaction, because these documents will contain important information about Pono, SBC, and the Business Combination. The definitive proxy statement will be mailed to stockholders of Pono as of a record date to be established for voting on the proposed transaction. Stockholders of Pono will also be able to obtain a free copy of the proxy statement, as well as other filings containing information about Pono without charge, at the SEC’s website (www.sec.gov). Copies of the proxy statement and Pono’s other filings with the SEC can also be obtained, without charge, by directing a request to: Pono Capital Two, Inc, 643 Ilalo St. #102, Honolulu, Hawaii 96813 or calling (808) 892-6611.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute (i) a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination, or (ii) an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Participants in the Solicitation

SBC and Pono and their respective directors and officers and other members of management and employees may be deemed participants in the solicitation of proxies in connection with the Business Combination. Pono stockholders and other interested persons may obtain, without charge, more detailed information regarding directors and officers of Pono in Pono’s initial public offering prospectus, which was declared effective the SEC on August 8, 2022. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies from Pono’s stockholders in connection with the proposed business combination will be included in the definitive proxy statement Pono intends to file with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
2.1†	Agreement and Plan of Merger, dated January 31, 2023, by and among Pono, Merger Sub, SBC, the Purchaser Representative, and the Seller Representative.
10.1	Form of Lock-up Agreement.
10.2	Form of Non-Competition Agreement.
10.3	Form of Registration Rights Agreement.
10.4	Purchaser Support Agreement.
10.5	Voting Agreement.
99.1	Press Release, dated February 2, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PONO CAPITAL TWO, INC.

Date: February 2, 2023	By:	/s/ Darryl Nakamoto
Darryl Nakamoto
Chief Executive Officer